UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 30, 2009

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      Entry into a Material Definitive Agreement.

Ameren Corporation (“Ameren”) and certain of its subsidiaries have successfully reached definitive multi-year credit facility agreements with a large and diverse group of lenders, providing substantial liquidity.  These facilities cumulatively provide $2.1 billion of credit through July 14, 2010 reducing to $1.8795 billion through July 14, 2011.  The facilities, which were oversubscribed, include 24 international, national, and regional lenders with no lender providing more than $146 million.

Amendment and Restatement of the Prior Credit Agreement; Supplemental Credit Agreement.  On June 30, 2009, Ameren, Union Electric Company, doing business as AmerenUE (“UE”) and Ameren Energy Generating Company (“Genco”), JPMorgan Chase Bank, N.A., as agent, and the other lenders party thereto, with J.P. Morgan Securities Inc. and Barclays Capital, as joint arrangers and joint bookrunners, entered into an Amendment Agreement to amend and restate the Amended and Restated Five-Year Revolving Credit Agreement dated as of July 14, 2006 (originally entered into as of July 14, 2005) (the “Prior Multi-Borrower Credit Agreement”) as set forth in a $1.15 billion Amended and Restated Credit Agreement dated as of June 30, 2009 (the “2009 Multi-Year Credit Agreement”), and Ameren, UE, Genco, JPMorgan Chase Bank, N.A., as agent, and the other lenders party thereto, with J.P. Morgan Securities Inc. and Barclays Capital, as joint arrangers and joint bookrunners, entered into a $150 million Supplemental Credit Agreement dated as of June 30, 2009 (the “Supplemental Agreement” and together with the 2009 Multi-Year Credit Agreement, the “2009 Multi-Year Credit Agreements”).  The purpose of the Supplemental Agreement is to provide Ameren, UE and Genco an additional facility of $150 million on terms and conditions substantially identical to the 2009 Multi-Year Credit Agreement.

A copy of each of the 2009 Multi-Year Credit Agreements will be timely filed by the appropriate registrants as an exhibit to a future filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The obligations of each borrower under the 2009 Multi-Year Credit Agreements will be several and not joint, and except under limited circumstances relating to expenses and indemnities, the obligations of UE or Genco are not guaranteed by Ameren or any other subsidiary of Ameren.  The combined maximum amount available to all of the borrowers, collectively, under the 2009 Multi-Year Credit Agreements is $1.3 billion and the combined maximum amount available to each borrower, individually, under both of the 2009 Multi-Year Credit Agreements is limited as follows:  Ameren - $1.15 billion, UE - $500 million and Genco - $150 million (such amounts being such borrower’s “Borrowing Sublimit”).  Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”) and Illinois Power Company, doing business as AmerenIP (“IP” and collectively with CIPS and CILCO, the “Ameren Illinois Utilities”) have no borrowing authority or liability under the 2009 Multi-Year Credit Agreements.

On July 14, 2010, the Supplemental Agreement will terminate, all commitments and all outstanding amounts under the Supplemental Agreement will be consolidated with those under the 2009 Multi-Year Credit Agreement and the combined maximum amount available to all borrowers will be $1.0795 billion and the Borrowing Sublimits will remain the same as stated above except that Ameren will be limited to $1.0795 billion.  Ameren has the option to seek additional commitments from existing or new lenders to increase the total facility size to $1.3 billion after July 14, 2010.  The 2009 Multi-Year Credit Agreement, modified as described in the two previous sentences, will terminate with respect to Ameren on July 14, 2011, representing a one year extension from the Prior Multi-Borrower Credit Agreement. The Borrowing Sublimits of UE and Genco will continue to be subject to extension on a 364-day basis (but in no event later than July 14, 2011) with the current maturity date of their Borrower Sublimits under the 2009 Multi-Year Credit Agreements being June 29, 2010.

The obligations of all borrowers under the 2009 Multi-Year Credit Agreements are unsecured.

Loans are available on a revolving basis under the 2009 Multi-Year Credit Agreements and may be repaid and, subject to satisfaction of the conditions to borrowing (as set forth below), reborrowed from time to time. All borrowings, repayments and participations in letters of credit that are made under the 2009 Multi-Year Credit Agreement or the Supplemental Agreement are required to be made ratably between the two agreements based on the aggregate commitment levels under both agreements. At the election of each borrower, the interest rates on such loans will be either ABR plus the margin applicable to the particular borrower and/or the Eurodollar rate plus the margin applicable to the particular borrower. The applicable margins will be determined by reference to such borrower’s long-term unsecured credit ratings as in effect from time to time.  ABR is a fluctuating interest rate equal to the highest of JPMorgan Chase Bank, N.A.’s prime rate, the sum of the federal funds effective rate plus 1/2 percent per annum and the one-month Eurodollar rate plus 1 percent per annum. The Eurodollar interest rate is the applicable British Bankers’ Association London interbank offered rate for deposits in U. S. dollars.  A competitive bid rate is also available if requested by a borrower. Letters of credit in an aggregate undrawn face amount not to exceed $287.5 million are also available for issuance for the account of the borrowers under (but within the $1.3 billion overall combined facility limitation) the 2009 Multi-Year Credit Agreements.

The principal amount of each revolving loan will be due and payable no later than the final maturity of the 2009 Multi-Year Credit Agreements in the case of Ameren and the last day of the then applicable 364-day period in the case of UE and Genco.

The 2009 Multi-Year Credit Agreements contain conditions to borrowings and issuances of letters of credit similar to those in the Prior Multi-Borrower Credit Agreement, including the absence of default or unmatured default, material accuracy of representations and warranties (excluding any representation after the closing date as to the absence of material adverse change and material litigation) and required regulatory authorizations. The 2009 Multi-Year Credit Agreements also contain non-financial covenants similar to those in the Prior Multi-Borrower Credit Agreement including restrictions on the ability to incur liens, to transact with affiliates, to dispose of assets and merge with other entities. In addition, Ameren and certain subsidiaries are restricted to limited investments in and other transfers to affiliates, including investments in the Ameren Illinois Utilities and their subsidiaries.

The 2009 Multi-Year Credit Agreements require Ameren, UE and Genco to each maintain consolidated indebtedness of not more than 65% of its consolidated total capitalization pursuant to a defined calculation. All of the consolidated subsidiaries of Ameren, including the Ameren Illinois Utilities, are included for purposes of determining compliance with this capitalization test with respect to Ameren. Failure to satisfy the capitalization covenant constitutes a default under the 2009 Multi-Year Credit Agreements.

The 2009 Multi-Year Credit Agreements contain identical default provisions that are, in each case, similar to those in the Prior Multi-Borrower Credit Agreement, including a cross default of a borrower to the occurrence of a default by such borrower under any other agreement covering indebtedness of such borrower and certain subsidiaries (other than project finance subsidiaries and non-material subsidiaries) in excess of $25 million in the aggregate. A default by an Ameren Illinois Utility under the 2009 Illinois Credit Agreement (as defined below) does not constitute a default under the 2009 Multi-Year Credit Agreements.  Any default of Ameren under the 2009 Illinois Credit Agreement that exists solely as a result of a default by an Ameren Illinois Utility thereunder will not constitute a default under either of the 2009 Multi-Year Credit Agreements while Ameren is otherwise in compliance with all of its obligations under the 2009 Illinois Credit Agreement.

Ameren, UE and Genco will use the proceeds of any borrowings under the 2009 Multi-Year Credit Agreements for general corporate purposes, including for working capital, commercial paper liquidity support and to fund loans under the Ameren money pool arrangements.

Illinois Credit Agreement.  On June 30, 2009, the Ameren Illinois Utilities, Ameren, JPMorgan Chase Bank, N.A., as agent, and the other lenders party thereto, with J.P. Morgan Securities Inc. and Barclays Capital, as joint arrangers and joint bookrunners, entered into an $800 million multi-year, senior secured Credit Agreement, dated as of June 30, 2009 (the “2009 Illinois Credit Agreement”).

A copy of the 2009 Illinois Credit Agreement will be timely filed by the appropriate registrants as an exhibit to a future filing under the Exchange Act.

The 2009 Illinois Credit Agreement replaces the Ameren Illinois Utilities’ existing $500 million credit facility dated as of July 14, 2006 and their existing $500 million credit facility dated as of February 9, 2007, each as previously amended (the “Prior Illinois Credit Agreements”), which were terminated contemporaneously with the effectiveness of the 2009 Illinois Credit Agreement.

Ameren was not a borrower under the Prior Illinois Credit Agreements, but is a borrower under the 2009 Illinois Credit Agreement.  AmerenEnergy Resources Generating Company (“AERG”), a subsidiary of CILCO and CILCORP Inc. (“CILCORP”) were borrowers under the Prior Illinois Credit Agreements, but are not parties to or borrowers under the 2009 Illinois Credit Agreement.  All obligations of AERG and CILCORP under the Prior Illinois Credit Agreements have been repaid and all liens securing such obligations have been released.  AERG and CILCORP will meet their external liquidity needs through borrowings under the Ameren money pool arrangements or other liquidity arrangements.

The obligations of each borrower under the 2009 Illinois Credit Agreement will be several and not joint, and are not guaranteed by Ameren or any other subsidiary of Ameren.  The maximum amount available to each borrower under the facility is limited as follows:  Ameren - $300 million, CIPS - $135 million, CILCO - $150 million and IP - $350 million (such amounts being such borrower’s “Borrowing Sublimit”).

The 2009 Illinois Credit Agreement will terminate with respect to all borrowers on June 30, 2011. Each borrowing under the 2009 Illinois Credit Agreement must be repaid no later than the 364th day after such borrowing, in each case subject to the right of the applicable borrower on such date to make a new borrowing or convert or continue such borrowing as a new borrowing subject to satisfaction of the applicable conditions to borrowing. The borrowers will use the proceeds of any borrowings to repay amounts owing under the Prior Illinois Credit Agreements, for working capital and other general corporate purposes. Letters of credit in an aggregate undrawn face amount not to exceed $200 million are also available for issuance for the account of the borrowers under (but within the $800 million overall facility limitation under) the 2009 Illinois Credit Agreement.

Loans are available on a revolving basis under the 2009 Illinois Credit Agreement and may be repaid and, subject to satisfaction of the conditions to borrowing (as set forth below), reborrowed from time to time.  At the election of each borrower, the interest rates applicable under the 2009 Illinois Credit Agreement are ABR plus the margin applicable to the particular borrower and/or the Eurodollar rate plus the margin applicable to the particular borrower.  The applicable margins will be determined by reference to, in the case of Ameren, Ameren’s long-term unsecured credit ratings as in effect from time to time, and in the case of the Ameren Illinois Utilities, such utility’s  long-term secured credit ratings as in effect from time to time.  ABR is a fluctuating interest rate equal to the highest of JPMorgan Chase Bank, N.A.’s prime rate, the sum of the federal funds effective rate plus 1/2 percent per annum and the one-month Eurodollar rate plus 1 percent per annum. The Eurodollar interest rate is the applicable British Bankers’ Association London interbank offered rate for deposits in U. S. dollars.

The obligations of the Ameren Illinois Utilities under the 2009 Illinois Credit Agreement are secured by the issuance of mortgage bonds by each such utility under its respective mortgage indenture in an amount equal to its respective Borrowing Sublimit.  Ameren’s obligations are unsecured.  Each of the Ameren Illinois Utilities has entered into a supplemental indenture under its mortgage indenture providing for the issuance of the mortgage bonds securing its obligations under the 2009 Illinois Credit Agreement.  Copies of such supplemental indentures will be timely filed by the appropriate registrant as exhibits to a future filing under the Exchange Act.

The 2009 Illinois Credit Agreement has terms similar to the Prior Illinois Credit Agreements, including conditions to borrowings and issuance of letters of credit, including the absence of default or unmatured default, material accuracy of representations and warranties (excluding, for so long as ratings conditions shall be satisfied, any representation after the closing date as to the absence of material adverse change and material litigation) and required regulatory authorizations. The rating condition is satisfied if the borrower has a Moody’s Investors Service, Inc. rating of Baa3 or higher or a Standard and Poor’s Ratings Services rating of BBB- or higher (in the case of Ameren on senior unsecured long-term debt and in the case of the Ameren Illinois Utilities on senior secured long-term debt). The 2009 Illinois Credit Agreement contains non-financial covenants including restrictions on the ability to incur liens, to transact with affiliates, to dispose of assets and merge with other entities. The Ameren Illinois Utilities may engage in certain mergers or similar transactions that result in their utility operations being conducted by a single legal entity.  In addition, the 2009 Illinois Credit Agreement has non-financial covenants limiting the ability of a borrower to invest in or transfer assets to affiliates, covenants regarding the status of the collateral securing the Illinois Credit Agreement and maintenance of the validity of the security interests therein.

The 2009 Illinois Credit Agreement contains default provisions similar to those in the Prior Illinois Credit Agreements.  Defaults under the 2009 Illinois Credit Agreement apply separately to each borrower; provided that a default by an Ameren Illinois Utility will constitute a default by Ameren.  Defaults include a cross default, with respect to a borrower under the agreement, to the occurrence of a default under any other agreement covering indebtedness of such borrower and certain subsidiaries (other than project finance subsidiaries and non-material subsidiaries) in excess of $25 million in the aggregate.  A default by Genco or UE under the 2009 Multi-Year Credit Agreements does not constitute an event of default under the 2009 Illinois Credit Agreement.  Any default of Ameren under the 2009 Multi-Year Credit Agreements that exists solely as a result of a default by UE or Genco thereunder will not constitute a default under the 2009 Illinois Credit Agreement while Ameren is otherwise in compliance with all of its obligations under the 2009 Multi-Year Credit Agreements.  Furthermore, under the 2009 Illinois Credit Agreement, the occurrence of a default resulting from an event or condition effecting AERG, a subsidiary of CILCO, shall be deemed to constitute a default with respect to Ameren under the 2009 Illinois Credit Agreement, but shall not in itself constitute a default with respect to CILCO unless the liability that CILCO has in respect of such default or such underlying event or condition giving rise to such default would otherwise constitute a default with respect to CILCO had such underlying event or condition occurred or existed at CILCO.

The 2009 Illinois Credit Agreement requires Ameren and each Ameren Illinois Utility to maintain consolidated indebtedness of not more than 65% of its consolidated total capitalization pursuant to a defined calculation.  All of the consolidated subsidiaries of Ameren are included for purposes of determining compliance with this capitalization test with respect to Ameren.  In addition, Ameren is required to maintain a ratio of consolidated funds from operations plus interest expense to consolidated interest expense of 2.0 to 1, as of the end of most recent four fiscal quarters and calculated and subject to adjustment in accordance with the 2009 Illinois Credit Agreement.  Failure to satisfy the capitalization covenant constitutes a default under the 2009 Illinois Credit Agreement.

ITEM 1.02      Termination of a Material Definitive Agreement.

As a condition to the effectiveness of the 2009 Multi-Year Credit Agreements and the closing of the 2009 Illinois Credit Agreement, effective June 30, 2009, the Prior Illinois Credit Agreements were terminated in respect of all parties including the Ameren Illinois Utilities, CILCORP and AERG.  The following agreements were also terminated in connection with the termination of the Prior Illinois Credit Agreements.

With respect to CILCORP, the Pledge Agreement Supplement, dated as of July 14, 2006, between CILCORP and The Bank of New York Mellon, as collateral agent and the Pledge Agreement Supplement, dated as of February 9, 2007, between CILCORP and The Bank of New York Mellon, as collateral agent each relating to the pledge by CILCORP of the common stock of CILCO as collateral for CILCORP’s obligations under the Prior Illinois Credit Agreements.

With respect to AERG, the Open-Ended Mortgage, Security Agreement, Assignment of Rents and Leases and Fixtures Filing (Illinois) - E.D. Edwards plant, dated as of July 14, 2006, by and from AERG to The Bank of New York Mellon Trust Company, N.A., as agent; the Open-Ended Mortgage, Security Agreement, Assignment of Rents and Leases and Fixtures Filing (Illinois) - Duck Creek plant, dated as of July 14, 2006, by and from AERG to The Bank of New York Mellon Trust Company, N.A., as agent; the Collateral Agency Agreement, dated as of July 14, 2006, between AERG and The Bank of New York Mellon Trust Company, N.A., as collateral agent and the Collateral Agency Agreement Supplement, dated as of February 9, 2007, between AERG and The Bank of New York Mellon Trust Company, N.A., as collateral agent, each relating to the mortgage security provided by AERG as collateral for its obligations under the Prior Illinois Credit Agreements.

None of such terminations included any early termination penalty.

Ameren’s Annual Report on Form 10-K for the year ended December 31, 2008 includes in the Exhibit Index a reference to each of the above referenced documents and indicates form and date of the original filing under the Exchange Act.

ITEM 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for a description of the 2009 Multi-Year Credit Agreements and for a description of the 2009 Illinois Credit Agreement.

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”).  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

 /s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

UNION ELECTRIC COMPANY
(Registrant)

 /s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

 /s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

 /s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CILCORP Inc.
(Registrant)

 /s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

 /s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

ILLINOIS POWER COMPANY
(Registrant)

 /s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

Date:  June 30, 2009